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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) JULY 14, 1998

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)


   LAWS OF THE UNITED STATES            333-24227              76-0039224
   -------------------------            ---------              ----------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
 incorporation or organization)                           Identification Number)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                           19801
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(Address of principal executive offices)                              (Zip Code)


                  302/594-4117
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Registrant's telephone number, including area code


                                   FIRST USA BANK
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(Former name, former address and former fiscal year, if changed since last report)

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Items 1-4.        Not Applicable

Item 5.           Other Events

                  On July 14, 1998, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $700,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1998-4 and $63,253,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 1998-4, each of the First USA Credit Card Master Trust. The series term sheet is attached hereto as
                  Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits

The following exhibit is filed as part of this report:

Exhibit 99.01 Series Term Sheet dated July 14, 1998, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the First USA Credit Card Master Trust, Series 1998-4.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FIRST USA BANK, NATIONAL ASSOCIATION
                                         As Servicer


                                         By:  /s/ Tracie H. Klein
                                            -----------------------
                                                  Tracie H. Klein
                                                  Vice President


Date: July 14, 1998
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                                  EXHIBIT INDEX

Exhibit No.                   Description                        Page No.
-----------                   -----------                        --------

   99.01                Series 1998-4 Term Sheet                     5
                        Dated July 14, 1998